UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 30, 2015

CLASSIC RULES JUDO CHAMPIONSHIPS, INC.

(Exact name of registrant as specified in its charter)

Commission File No: 000-54953

Delaware	47-2653358
(State or Other Jurisdiction	(I.R.S. Employer
Of Incorporation or Organization)	Identification Number)

430 3rd Avenue Brooklyn, New York	11215
(Address of Principal Executive Offices)	(Zip Code)

(212) 239-2339

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. Changes in Registrant’s Certifying Accountant.

(a)(1) Previous independent registered public accounting firm:

Cowan, Gunteski & Co., P.A.:

(i)	On December 2, 2015, we informed Cowan, Gunteski & Co., P.A. (“Cowan”) of their dismissal as our independent registered public accounting firm.
(ii)	Cowan’s report on our financial statements for the year ended December 31, 2013, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting, except that the report contained an explanatory paragraph stating that there was substantial doubt about the Company’s ability to continue as a going concern.
(iii)	Our Board of Directors participated in and approved the decision to change our independent registered public accounting firm.
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(iv)	Cowan audited our financial statements for the year ended December 31, 2013, reviewed our financial statements for the quarters ended March 31, 2014 and June 30, 2014, but provided no further services. During the years ended December 31, 2014 and 2013, and the interim periods through December 2, 2015, there have been no disagreements with Cowan on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that Cowan is aware of or were made known to Cowan, which disagreements if not resolved to the satisfaction of Cowan would have caused them to make reference thereto in a report on our financial statements.
(v)	We have authorized Cowan to respond fully to the inquiries of the successor accountant.
(vi)	Cowan audited our financial statements for the year ended December 31, 2013, reviewed our financial statements for the quarters ended March 31, 2014 and June 30, 2014, but provided no further services. During the years ended December 31, 2014 and 2013, and the interim period through December 2, 2015, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K that Cowan is aware of or were made known to Cowan.
(vii)	We provided a copy of the foregoing disclosures to Cowan prior to the date of the filing of this report and requested that Cowan furnish us with a letter addressed to the U.S. Securities & Exchange Commission stating whether or not it agrees with the statements in this report. A copy of such letter is filed as Exhibit 16.1 to this Form 8-K.

(a)(2) New independent registered public accounting firm:

MaloneBailey, LLP:

On November 30, 2015, we engaged MaloneBailey, LLP (“Malone”) of Houston, Texas, as our new independent registered public accounting firm. During the fiscal years ended December 31, 2014 and 2013, and prior to November 30, 2015 (the date of the new engagement), we had not consulted with Malone regarding any of the following:

(i)	The application of accounting principles to a specific transaction, either completed or proposed;
(ii)	The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us: (a) a written report, or (b) oral advice that Malone concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or
(iii)	Any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-K, respectively).

ITEM 9.01. Financial Statements and Exhibits.

The exhibits listed in the following exhibit index are filed as part of this Current Report on Form 8-K:

16.1 Letter from Cowan dated December 3, 2015, regarding Change in Certifying Accountant (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 3, 2015

Classic Rules Judo Championships, Inc.

By: /s/ Lorenzo DeLuca

Lorenzo DeLuca

Chief Executive Officer

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